Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Northern Indiana Public Service Company's previously filed Form S-3 Registration Statement No. 333-26847.


                                /s/ Arthur Andersen LLP


Chicago, Illinois

March 25, 1999